UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 6, 2003



                       KENTUCKY BANCSHARES, INC.
          (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

BOURBON BANCSHARES, INC.
(Former name or former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT

  Item 7. Financial Statements and Exhibits
Exhibit 99.1 - Release of quarterly financial information dated as of June 30, 2003, released August 6, 2003.

  Item 12. Results of Operations and Financial Condition
On August 6, 2003, the Registrant mailed to its shareholders the Registrant's quarterly financial information for the second quarter of 2003. A copy of this mailing is attached as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.



Date: August 6, 2003           By      /s/ Gregory J. Dawson___
         Gregory J. Dawson
         Chief Financial Officer